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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 19, 2006

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

               Canada                  001-32312             98-0442987
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    (State or other jurisdiction      (Commission          (IRS Employer
          of incorporation)           File Number)      Identification No.)

   3399 Peachtree Road NE, Suite 1500, Atlanta, GA            30326
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       (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        On December 26, 2006, Novelis Inc. ("Novelis") issued a press release announcing the appointment of Patrick J. Monahan and Sheldon Plener to the Novelis Board of Directors, effective immediately. It has not been determined at this time whether Messrs. Monahan and Plener will serve on any committees of the Novelis Board of Directors. A copy of the press release is attached hereto and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1    Novelis Inc. press release dated December 26, 2006

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        NOVELIS INC.


Date: December 26, 2006                                 By: /s/ Nichole Robinson
                                                            --------------------
                                                            Nichole Robinson
                                                            Secretary

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
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10.1        Novelis Inc. press release dated December 26, 2006